Exhibit 1.2

ITLA CAPITAL CORPORATION

UNDERWRITING AGREEMENT

STANDARD PROVISIONS
(DEBT SECURITIES)

____________, 20__

            From time to time, ITLA CAPITAL CORPORATION, a Delaware corporation (the "Company"), may enter into one or more underwriting agreements that provide for the sale of designated securities to the several underwriters named therein. The standard provisions set forth herein may be incorporated by reference in any such underwriting agreement (an "Underwriting Agreement"). The Underwriting Agreement, including the provisions incorporated therein by reference, is herein sometimes referred to as this Agreement. Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Underwriting Agreement.

            The Company has filed with the Securities and Exchange Commission (the "Commission") a registration statement, including a prospectus, relating to the Offered Securities and has filed with, or shall promptly hereafter file with, the Commission a prospectus supplement (the "Prospectus Supplement") specifically relating to the Offered Securities pursuant to Rule 424 or Rule 434 under the Securities Act of 1933, as amended (the "Securities Act"). The term "Registration Statement" means the registration statement, including the exhibits thereto, as amended to the date of this Agreement, and also includes any registration statement registering securities covered by the Basic Prospectus pursuant to Rule 429 under the Securities Act. The term "Basic Prospectus" means the prospectus included in the Registration Statement. The term "Prospectus" means the Basic Prospectus together with the Prospectus Supplement. The term "preliminary prospectus" means a preliminary prospectus supplement specifically relating to the Offered Securities, together with the Basic Prospectus. As used herein, the terms "Registration Statement," "Basic Prospectus," "Prospectus" and "preliminary prospectus" shall include in each case the documents, if any, incorporated by reference therein. The terms "supplement," "amendment" and "amend" as used herein shall include all documents deemed to be incorporated by reference in the Registration Statement and the Prospectus that are filed subsequent to the date of the Basic Prospectus by the Company with the Commission pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act").

            The term "Contract Securities" means the Offered Securities to be purchased pursuant to the delayed delivery contracts substantially in the form of Schedule I hereto, with such changes therein as the Company may approve (the "Delayed Delivery Contracts"). The term "Underwriters' Securities" means the Offered Securities other than the Contract Securities.

            1. Representations and Warranties. The Company represents and warrants to and agrees with each of the Underwriters that:

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            (a) The Company met the requirements for use of Form S-3 under the Securities Act at the time of the initial filing of the Registration Statement. The Registration Statement has become effective; no stop order suspending the effectiveness of the Registration Statement is in effect, and no proceedings for such purpose are pending before or threatened by the Commission. The Company has filed such amendments to the Registration Statement as may have been required to the date of the Underwriting Agreement.

            (b) At the time the Registration Statement or any amendment thereto becomes effective, when the Prospectus is first filed with the Commission pursuant to Rule 424(b) under the Securities Act, when any supplement to or amendment of the Prospectus is filed with the Commission, when any document filed under the Exchange Act that is incorporated by reference into the Prospectus is filed, and at the Closing Date, the Registration Statement and the Prospectus and any amendments thereof and supplements thereto, complied or will comply as to form in all material respects with the applicable provisions of the Securities Act and the Exchange Act and the respective rules and regulations thereunder and does not and will not contain an untrue statement of a material fact and does not and will not omit to state any material fact required to be stated therein or necessary in order to make the statements therein (i) in the case of the Registration Statement, not misleading, and (ii) in the case of the Prospectus, in light of the circumstances in which they were made, not misleading. When any related preliminary prospectus was first filed with the Commission (whether filed as part of the Registration Statement for the registration of the Offered Securities or any amendment thereto or pursuant to Rule 424(b) of the Regulations) and when any amendment thereof or supplement thereto, including any document incorporated by reference therein, was first filed with the Commission, such preliminary prospectus and any amendments thereof and supplements thereto complied as to form in all material respects with the applicable provisions of the Securities Act and the Exchange Act and the respective rules and regulations thereunder and did not contain an untrue statement of a material fact and did not omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. No representation and warranty is made in this subsection, however, with respect to (i) any information contained in or omitted from the Registration Statement or the Prospectus or any preliminary prospectus or any amendment thereof or supplement thereto in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of any Underwriter as therein stated expressly for use in connection with the preparation thereof or (ii) that part of the Registration Statement that constitutes the Statement of Eligibility (Form T-1) under the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), of the Trustee.

            (c) ____________ ("_____"), who have certified the consolidated balance sheets of the Company as of ________________, and the related consolidated statements of income, stockholders' equity and cash flows for each of the ______ years in the period ended ____________ included in the Registration Statement, are independent public accountants as required by the Securities Act.

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            (d) Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, except as set forth in the Registration Statement and the Prospectus, there has been no material adverse change, nor any development involving a prospective material adverse change, in the business, prospects, properties, condition (financial or other) or results of operations of the Company and its subsidiaries taken as a whole (a "Material Adverse Effect"), whether or not arising from transactions in the ordinary course of business, and since the date of the latest balance sheet presented in the Registration Statement and the Prospectus, neither the Company nor any of its subsidiaries has incurred or undertaken any liabilities or obligations, direct or contingent, which are material to the Company and its subsidiaries taken as a whole, except for liabilities or obligations which are reflected in the Registration Statement and the Prospectus.

            (e) This Agreement and the transactions contemplated herein have been duly and validly authorized by the Company. This Agreement has been duly and validly executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except, in the case of enforceability, as limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws now or hereafter in effect relating to or affecting creditors' rights generally or by general principles of equity relating to the availability of remedies and except as rights to indemnity and contribution may be limited by federal or state securities laws or the public policy underlying such laws. The Company has all requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement and to consummate the transactions contemplated hereby.

            (f) The Indenture (the "Indenture") has been duly qualified under the Trust Indenture Act and has been duly authorized by the Company, and, upon execution and delivery by the Company and the Trustee, will be a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms except as the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws now or hereafter in effect relating to or affecting creditors' rights generally or by general principals of equity relating to the availability of remedies except as rights to indemnity and contribution may be limited by federal or state securities laws or the public policy underlying such laws.

            (g) The Delayed Delivery Contracts have been duly authorized, executed and delivered by the Company and are valid and binding agreements of the Company, enforceable against the Company in accordance with their respective terms except as the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws now or hereafter in effect relating to or affecting creditors' rights generally or by general principals of equity relating to the availability of remedies except as rights to indemnity and contribution may be limited by federal or state securities laws or the public policy underlying such laws.

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            (h) The Offered Securities have been duly authorized and, when executed and authenticated in accordance with the provisions of the Indenture and delivered to and paid for (A) by the Underwriters in accordance with the terms of the Underwriting Agreement, in the case of the Underwriters' Securities, or (B) by institutional investors in accordance with the terms of the Delayed Delivery Contracts, in the case of the Contract Securities, will be entitled to the benefits of the Indenture, and will be valid and binding obligations of the Company, in each case enforceable against the Company in accordance with their respective terms except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and (ii) rights of acceleration, if any, and the availability of equitable remedies may be limited by equitable principles of general applicability.

            (i) The execution, delivery and performance by the Company of this Agreement, the Indenture, the Offered Securities and any other material agreement to be entered into in conjunction with the Offering (collectively, the "Transaction Documents"), the issuance, authentication, sale and delivery of the Offered Securities and compliance by the Company with the terms thereof and the consummation of the transactions contemplated by the Transaction Documents will not (i) conflict with, or result in a breach or violation of, any of the terms and provisions of, or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, or result in the creation or imposition of any lien, charge or encumbrance upon, any property or assets of the Company or any of its Subsidiaries (as defined below) pursuant to any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries is bound or to which any of the property or assets of the Company or any of its Subsidiaries is subject or (ii) violate or conflict with any provision of the certificate of incorporation or bylaws of the Company or any of its subsidiaries or any judgment, decree, order, statute, rule or regulation of any court or any public, governmental or regulatory agency or body having jurisdiction over the Company or any of its Subsidiaries or any of their respective properties or assets, except where any violation, conflict, breach or default, whether individually or in the aggregate, would not have a material adverse effect on the Company and its Subsidiaries taken as a whole. No consent, approval, authorization, order, registration, filing, qualification, license or permit of or with any court or any public, governmental or regulatory agency or body having jurisdiction over the Company or any of its Subsidiaries or any of their respective properties or assets (collectively, "Licenses") is required for the execution, delivery and performance by the Company of each of the Transaction Documents, the issuance, authentication, sale and delivery of the Offered Securities and compliance by the Company with the terms thereof and the consummation of the transactions contemplated by the Transaction Documents, except for such consents, approvals, authorizations, filings, registrations or qualifications (i) which shall have been obtained or made prior to the Closing Date and (ii) as may be required to be obtained or made under the Securities Act, and applicable state securities laws in connection with the purchase and distribution of the Offered Securities by the Underwriters.

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            (j) Each of the Company and its subsidiaries which is a "significant subsidiary" as defined in Rule 1-02(w) of Regulation S-X promulgated under the Securities Act (the "Subsidiaries") (i) has been duly organized and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation, (ii) is duly qualified and in good standing as a foreign corporation in each jurisdiction in which the character or location of its properties (owned, leased or licensed) or the nature or conduct of its business makes such qualification necessary, except for those failures to be so qualified or in good standing that will not have a Material Adverse Effect, and (iii) has all requisite power and authority, and all necessary Licenses, to own, lease and operate its properties and conduct its business as now being conducted and as described in the Registration Statement and the Prospectus, except in such case where the failure to have such Licenses will not have a Material Adverse Effect, and no such License contains a materially burdensome restriction not adequately disclosed in the Registration Statement and the Prospectus. Neither the Company nor any of its Subsidiaries has received any written notice of proceedings relating to the revocation or modification of any such License which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have resulted in a Material Adverse Effect, except as described in or contemplated by the Prospectus.

            (k) Except with respect to the stock of Imperial Capital Real Estate Investment Trust, the issued shares of capital stock of each of the Subsidiaries of the Company have been duly authorized and validly issued, are fully paid and nonassessable and are owned of record and beneficially, directly or indirectly, by the Company free and clear of any security interest, lien, claim, encumbrance, restriction on transfer, shareholders' agreement, voting trust or other preferential arrangement or defect of title whatsoever.

            (l) Except as described in the Prospectus, there is no litigation or governmental proceeding to which the Company or any of its Subsidiaries is a party or to which any property of the Company or any of its Subsidiaries is subject or which is pending or, to the knowledge of the Company, threatened against the Company or any of its Subsidiaries that (i) would have a Material Adverse Effect or (ii) is required to be disclosed in the Registration Statement and the Prospectus.

            (m) The Company is not an "investment company" or an entity "controlled" by an "investment company," as such terms are defined in the Investment Company Act of 1940, as amended.

            (n) The Company has the requisite right, power and authority to execute and deliver the Transaction Documents and to perform its obligations hereunder and thereunder; and all corporate action required to be taken for the due and proper authorization, execution and delivery of each of the Transaction Documents and the consummation of the transactions contemplated thereby have been duly and validly taken.

            (o) The financial statements, including the notes thereto, contained or incorporated by reference in the Registration Statement and the Prospectus present fairly

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the financial position of the Company as of the dates indicated and the results of operations for the periods specified, all in conformity with generally accepted accounting principles ("GAAP") applied on a consistent basis throughout the entire periods presented, except as otherwise disclosed therein. The selected financial data for the Company set forth under the captions "Prospectus Summary--Financial Information" and "Selected Financial Data" in the Prospectus Supplement has been prepared on a basis consistent with the financial statements of the Company. No other financial statements of the Company or any other entity are required by the Securities Act to be included in the Registration Statement or the Prospectus.

            (p) No action has been taken and no statute, rule, regulation or order has been enacted, adopted or issued by any governmental agency or body which prevents the issuance of the Offered Securities or suspends the sale of the Offered Securities in any jurisdiction; no injunction, restraining order or order of any nature by any federal or state court of competent jurisdiction has been issued with respect to the Company or any of its Subsidiaries which would prevent or suspend the issuance or sale of the Offered Securities or the use of the preliminary prospectus or the Prospectus in any jurisdiction; no action, suit or proceeding is pending against or, to the reasonable best knowledge of the Company, threatened against or affecting the Company or any of its Subsidiaries before any court or arbitrator or any governmental agency, body or official, domestic or foreign, which could reasonably be expected to draw into question the validity or enforceability of any of the Transaction Documents.

            (q) No labor dispute with the employees of the Company or any of its Subsidiaries exists or, to the Company's knowledge, is threatened or imminent that would have a Material Adverse Effect, except as described in or contemplated by the Prospectus.

            (r) The Company and its Subsidiaries own or possess, or can acquire on reasonable terms, all material trademarks, service marks, trade names, licenses, copyrights and proprietary or other confidential information currently employed by them in connection with their respective businesses, and neither the Company nor any such subsidiary has received any written notice of infringement of or conflict with asserted rights of any third party with respect to any of the foregoing which, singly or in the aggregate, if the subject of any unfavorable decision, ruling or finding, would have a Material Adverse Effect, except as described in or contemplated by the Prospectus.

            (s) The Company and each of its Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are customary in the businesses in which they are engaged; and neither the Company nor any such subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a Material Adverse Effect, except as described in or contemplated by the Prospectus. The deposit accounts of Imperial Capital Bank (the "Bank") are insured by the Federal Deposit Insurance Corporation (the "FDIC") up to the maximum amount provided by law,

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and no proceedings for the termination or revocation of any such insurance is pending or, to the knowledge of the Company, threatened.

            (t) No subsidiary of the Company is currently prohibited, directly or indirectly, from paying any dividends to the Company, from making any other distribution on such subsidiary's capital stock, from repaying to the Company any loans or advances to such subsidiary from the Company or from transferring any of such subsidiary's property or assets to the Company or any other subsidiary of the Company, except as prohibited by applicable law or regulation or described in or contemplated by the Prospectus.

            (u) The Company has filed all foreign, federal, state and local tax returns that are required to be filed or has requested extensions thereof (except in any case in which the failure so to file would not have a Material Adverse Effect) and has paid all taxes required to be paid by it and any other assessment, fine or penalty levied against it, to the extent that any of the foregoing is due and payable, except for any such assessment, fine or penalty that is currently being contested in good faith or as described in or contemplated by the Prospectus.

            (v) None of the Subsidiaries is in violation of any federal or state law or regulation relating to their respective lending activities except for any such violation of law or regulation which would not have a Material Adverse Effect or which is described in or contemplated by the Prospectus.

            (w) The activities of Bank are permitted under applicable federal and state banking laws and regulations. The Company has all necessary approvals, including the approval of the FDIC, the California Department of Financial Institutions (the "DFI"), as applicable, to own the capital stock of the Bank. The Bank is not a party or subject to any agreement or memorandum with, or directive or other order issued by, the FDIC, the DFI or other regulatory authority having jurisdiction over it (each, a "Regulator", and collectively, the "Regulators"), which imposes any restrictions or requirements not generally applicable to entities of the same type as the Bank. Neither the Company nor the Bank is subject to any order or other directive from any Regulator to make any material change in the method of conducting their respective businesses, and no such directive is pending or, to the knowledge of the Company, threatened by such Regulators. No report or application filed by the Company or the Bank with any Regulator, as of the date it was filed or amended, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading when made or failed to comply in all material respects with the applicable requirements of the Regulator.

            (x) Except for the shares of capital stock of each of the Subsidiaries owned by the Company and its other Subsidiaries, neither the Company nor any such subsidiary owns any shares of stock or any other equity securities of any corporation or has any equity interest in any firm, partnership, association or other entity, except as described in or contemplated by the Prospectus.

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            (y) No event has occurred that will (i) conflict with or result in a breach of any of the terms and provisions of, or constitute a default (or an event which with notice or lapse of time, or both, would constitute a default) under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its Subsidiaries pursuant to, any agreement, instrument, franchise, License or permit to which the Company or any of its Subsidiaries is a party or by which any of such corporations or their respective properties or assets may be bound, except for such conflicts, breaches or defaults which would not have a Material Adverse Effect, or (ii) violate or conflict with any provision of the certificate of incorporation or bylaws of the Company or any of its Subsidiaries or any judgment, decree, order, statute, rule or regulation of any court or any public, governmental or regulatory agency or body having jurisdiction over the Company or any of its Subsidiaries or any of their respective properties or assets.

            (z) Each certificate signed by any officer of the Company and delivered to the Representative or counsel for the Underwriters shall be deemed to be a representation and warranty by the Company, and not by such officer in an individual capacity, to each Underwriter as to the matters covered thereby.

            2. Delayed Delivery Contracts. If the Prospectus Supplement provides for sales of Offered Securities pursuant to Delayed Delivery Contracts, the Company hereby authorizes the Underwriters to solicit offers to purchase Contract Securities on the terms and subject to the conditions set forth in the Prospectus pursuant to Delayed Delivery Contracts. Delayed Delivery Contracts may be entered into only with institutional investors of the types set forth in the Prospectus Supplement that are approved by the Company. On the Closing Date, the Company will pay to the Managers as compensation for the accounts of the Underwriters the commission set forth in the Underwriting Agreement in respect of the Contract Securities. The Underwriters will not have any responsibility in respect of the validity or the performance of any Delayed Delivery Contracts.

            If the Company executes and delivers Delayed Delivery Contracts with institutional investors, the aggregate amount of Offered Securities to be purchased by the several Underwriters shall be reduced by the aggregate amount of Contract Securities; such reduction shall be applied to the commitment of each Underwriter pro rata in proportion to the amount of Offered Securities set forth opposite such Underwriter's name in the Underwriting Agreement, except to the extent that the Managers determine that such reduction shall be applied in other proportions and so advise the Company; provided, however, that the total amount of Offered Securities to be purchased by all Underwriters shall be the aggregate amount set forth above, less the aggregate amount of Contract Securities.

            3. [Reserved].

            4. Purchase and Delivery. Payment for the Underwriters' Securities shall be made by wire transfer to the Company in same-day funds at the time and place set forth in the Underwriting Agreement, upon delivery to the Managers for the respective accounts of the several Underwriters of the Underwriters' Securities, registered in such names and in such

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denominations as the Managers shall request in writing not less than two business days prior to the date of delivery, with any transfer taxes payable in connection with the transfer of the Underwriters' Securities to the Underwriters duly paid.

            5. Conditions to Closing. The several obligations of the Underwriters hereunder are subject to the following conditions:

            (a) Subsequent to the execution and delivery of the Underwriting Agreement and prior to the Closing Date:

            (i) there shall not have occurred any downgrading, nor shall any notice have been given of any intended or potential downgrading or of any review for a possible change that does not indicate the direction of the possible change, in the rating accorded any of the Company's securities by any "nationally recognized statistical rating organization," as such term is defined for purposes of Rule 436(g)(2) under the Securities Act; and

            (ii) there shall not have occurred any change, or any development involving a prospective change, in the condition, financial or otherwise, or in the business or results of operations, of the Company and its Subsidiaries, taken as a whole, from that set forth in the Prospectus that is material and adverse and that makes it, in the judgment of the Managers, impracticable to market the Offered Securities on the terms and in the manner contemplated in the Prospectus.

            (b) The Managers shall have received on the Closing Date a certificate, dated the Closing Date and signed by an executive officer of the Company, to the effect set forth in clause (a)(i) above and to the effect that the representations and warranties of the Company contained in this Agreement are true and correct as of the Closing Date and that the Company has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied on or before the Closing Date. The officer signing and delivering such certificate may rely upon the reasonable best of his knowledge as to proceedings threatened.

            (c) The Managers shall have received on the Closing Date an opinion of Silver, Freedman & Taff, L.L.P., counsel to the Company, dated the Closing Date and addressed to the Managers, to the effect that:

            (i) Each of the Company and its Subsidiaries: (A) has been duly incorporated and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation; (B) is duly qualified and in good standing as a foreign corporation in each jurisdiction where the Company has certified to such counsel that it owns, leases or licenses properties, maintains employees or conducts business, except for those failures to be so qualified or in good standing which will not in the aggregate have a material adverse effect on the Company and its Subsidiaries taken as a whole; and (C) has all requisite corporate power and authority to own, lease and license its respective properties and conduct its

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business as described in the Registration Statement and the Prospectus. All of the issued and outstanding capital stock of each subsidiary of the Company has been duly and validly issued and is fully paid and nonassessable and was not issued in violation of any statutory preemptive rights or, to such counsel's knowledge, contractual preemptive rights and is owned directly or indirectly by the Company, free and clear of any lien, encumbrance, security interest or, to such counsel's knowledge, any claim, restriction on transfer, shareholders' agreement, voting trust or other defect of title whatsoever.

            (ii) this Agreement has been duly authorized, executed and delivered by the Company;

            (iii) the Indenture has been duly qualified under the Trust Indenture Act and has been duly authorized, executed and delivered by the Company and is a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except as (a) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and (b) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability;

            (iv) the Delayed Delivery Contracts have been duly authorized, executed and delivered by the Company and are valid and binding agreements of the Company, enforceable in accordance with their respective terms except as (a) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and (b) the availability of equitable remedies may be limited by equitable principles of general applicability;

            (v) the Offered Securities have been duly authorized and, when executed and authenticated in accordance with the provisions of the Indenture and delivered to and paid for (A) by the Underwriters in accordance with the terms of the Underwriting Agreement, in the case of Underwriters' Securities, or (B) by institutional investors in accordance with the terms of the Delayed Delivery Contracts, in the case of the Contract Securities, will be entitled to the benefits of the Indenture and will be valid and binding obligations of the Company, in each case enforceable against the Company in accordance with their respective terms except as (1) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and (2) rights of acceleration, if any, and the availability of equitable remedies may be limited by equitable principles of general applicability;

            (vi) The execution, delivery, and performance of this Agreement, the Indenture and the Delayed Delivery Contracts and the consummation of the transactions contemplated hereby and thereby by the Company do not and will not (A) conflict with or result in a breach of any of the terms and provisions of, or constitute a default (or an event which with notice or lapse of time, or both, would constitute a default) under, or result in the creation or imposition of any lien,

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charge or encumbrance upon any property or assets of the Company or any of its Subsidiaries pursuant to, any material agreement, instrument, franchise, license or permit certified to such counsel by an officer of the Company to which the Company or any of its Subsidiaries is a party or by which any of such corporations or their respective properties or assets may be bound; or (B) violate or conflict with any provision of the certificate of incorporation or bylaws of the Company or any of its Subsidiaries, or any statute, rule or regulation of any court or any public, governmental or regulatory agency or body having jurisdiction over the Company or any of its Subsidiaries or any of their respective properties or assets or, to the knowledge of such counsel, any judgment, decree or order of any court or any public, governmental or regulatory agency or body having jurisdiction over the Company or any of its Subsidiaries or any of their respective properties or assets, which (in the case of clause A and B) conflict, breach or violation, whether individually or in the aggregate, could have material adverse effect on the Company and its Subsidiaries, taken as a whole; or (C) to such counsel's knowledge, require any consent, approval, authorization, order, registration, filing, qualification, license or permit of or with any court or any public, governmental or regulatory agency or body having jurisdiction over the Company or any of its Subsidiaries or any of their respective properties or assets, except (in the case of clause (C) above) for any such consents, approvals, authorizations, orders, registrations, filings, qualifications, licenses and permits as may be required by the NASD or under state securities or Blue Sky laws in connection with the purchase and distribution of the Offered Securities by the Underwriters (as to which such counsel need express no opinion) and such as have been made or obtained under the Securities Act.

            (vii) To such counsel's knowledge, there is no legal or governmental suit or proceeding or investigation before any court or before or by any public, regulatory or governmental agency or body pending or threatened against the Company or any of its Subsidiaries or their business or properties, which is of a character required to be disclosed in the Registration Statement and the Prospectus that has not been disclosed therein.

            (viii) The Registration Statement and the Prospectus and any amendments thereof or supplements thereto (other than the exhibits and the financial statements and schedules and other financial or statistical data included therein, as to which no opinion need be rendered) comply as to form in all material respects within the requirements of the Securities Act.

            (ix) The Registration Statement has become effective under the Securities Act, and, to the knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereof has been issued and no proceedings therefor have been initiated or threatened by the Commission and all filings required by Rule 424(b) under the Securities Act have been made within the time periods required thereby.

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            In addition, such counsel shall state that such counsel has participated in conferences with officers and representatives of the Company, representatives of the independent public accountants for the Company and the Underwriters at which the contents of the Registration Statement and the Prospectus and related matters were discussed and, although such counsel is not passing upon and does not assume any responsibility for and has not verified the accuracy, completeness or fairness of the statements contained in the Registration Statement and the Prospectus, and has not made any independent check or verification thereof, on the basis of the foregoing (relying as to materiality to a large extent upon facts provided by officers and other representatives of the Company), no facts have come to the attention of such counsel that lead such counsel to believe that either the Registration Statement at the time it became effective (including the information deemed to be part of the Registration Statement at the time of effectiveness pursuant to Rule 430A(b), if applicable), or any amendment thereof made prior to the Closing Date as of the date of such amendment, contained an untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus as of its date (or any amendment thereof or supplement thereto made prior to the Closing Date as of the date of such amendment or supplement) and as of the Closing Date contained or contains an untrue statement of a material fact or omitted or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (it being understood that such counsel need express no belief or opinion with respect to the exhibits and the financial statements and other financial and statistical data included therein).

            In rendering such opinion, such counsel may rely (A) as to matters involving the application of laws other than the laws of the United States and jurisdictions in which they are admitted, to the extent such counsel deems proper and to the extent specified in such opinion, if at all, upon an opinion or opinions (in form and substance reasonably satisfactory to Underwriters' counsel) of other counsel reasonably acceptable to Underwriters' counsel, familiar with the applicable laws; (B) as to matters of fact, to the extent they deem proper, on certificates of responsible officers of the Company and certificates or other written statements of officers of departments of various jurisdictions having custody of documents respecting the corporate existence or good standing of the Company and its Subsidiaries, provided that copies of any such statements or certificates shall be delivered to Underwriters' counsel.

            (d) The Representatives shall have received on the Closing Date a letter, dated the Closing Date, in form and substance satisfactory to the Representatives, from the Company's independent public accountants, containing statements and information of the type ordinarily included in accountants' "comfort letters" to underwriters with respect to the financial statements and certain financial information contained in or incorporated by reference into the Prospectus.

            (e) The Managers shall have received on the Closing Date an opinion of counsel for the Underwriters, dated the Closing Date, in form and substance satisfactory to the underwriters.

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            6. Covenants of the Company. In further consideration of the agreements of the Underwriters herein contained, the Company covenants as follows:

            (a) To furnish the Managers, without charge, a signed copy of the Registration Statement (including exhibits thereto) and for delivery to each other Underwriter a conformed copy of the Registration Statement (without exhibits thereto) and, during the period mentioned in paragraph (c) below, as many copies of the Prospectus, any documents incorporated by reference therein and any supplements and amendments thereto or to the Registration Statement as the Managers may reasonably request.

            (b) Before amending or supplementing the Registration Statement or the Prospectus with respect to the Offered Securities, to furnish to the Managers a copy of each such proposed amendment or supplement and not to file any such proposed amendment or supplement to which the Managers reasonably object.

            (c) If, during such period after the first date of the public offering of the Offered Securities as in the opinion of counsel for the Underwriters the Prospectus is required by law to be delivered in connection with sales by an Underwriter or dealer, any event shall occur or condition exist as a result of which it is necessary to amend or supplement the Prospectus in order to make the statements therein, in the light of the circumstances when the Prospectus is delivered to a purchaser, not misleading, or if, in the opinion of counsel for the Underwriters, it is necessary to amend or supplement the Prospectus to comply with law forthwith to prepare, and, subject to Section 6(b), file with the Commission and furnish, at its own expense, to the Underwriters, and to the dealers (whose names and addresses the Managers will furnish to the Company) to which Offered Securities may have been sold by the Managers on behalf of the Underwriters and to any other dealers upon request, either amendments or supplements to the Prospectus so that the statements in the Prospectus as so amended or supplemented will not, in the light of the circumstances when the Prospectus is delivered to a purchaser, be misleading or so that the Prospectus, as amended or supplemented, will comply with applicable law.

            (d) To endeavor to qualify the Offered Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions as the Managers shall reasonably request and to maintain such qualification for as long as the Managers shall reasonably request.

            (e) To make generally available to its security holders and to the Managers as soon as practicable an earnings statement covering a twelve-month period beginning on the first day of the first full fiscal quarter after the date of this Agreement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and the rules and regulations of the Commission thereunder. If such fiscal quarter is the last fiscal quarter of the Company's fiscal year, such earnings statement shall be made available not later than 120 days after the close of the period covered thereby and in all other cases shall be made available not later than 60 days after the close of the period covered thereby.

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            (f) Whether or not any sale of Offered Securities is consummated, to pay all expenses incident to the performance of its obligations under this Agreement, including: (i) the preparation and filing of the Registration Statement and the Prospectus and all amendments and supplements thereto, (ii) the preparation, issuance and delivery of the Offered Securities, (iii) the fees and disbursements of the Company's counsel and accountants and of the Trustee and its counsel, (iv) the qualification of the Offered Securities under securities or Blue Sky laws in accordance with the provisions of Section 6(d), including filing fees and the fees and disbursements of counsel for the Underwriters in connection therewith and in connection with the preparation of any Blue Sky Memoranda, (v) the printing and delivery to the Underwriters in quantities reasonably requested of copies of the Registration Statement and all amendments thereto and of the Prospectus and any amendments or supplements thereto, and of this Agreement, (vi) any fees charged by rating agencies for the rating of the Offered Securities and (vii) the fees and expenses, if any, incurred with respect to any filing with the National Association of Securities Dealers, Inc.

            (g) To use its best efforts to cause any amendment to the Registration Statement to become effective as promptly as possible and to notify the Managers immediately (i) when any amendments to the Registration Statement become effective, (ii) of any request by the Commission for any amendment of or supplement to the Registration Statement or the Prospectus or for any additional information, (iii) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto or of the initiation, or the threatening, of any proceedings therefor, (iv) of the receipt of any comments from the Commission, and (v) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Offered Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for that purpose. The Company will not file any amendment to the Registration Statement or any amendment of or supplement to the Prospectus before or after the effective date of the Registration Statement to which the Managers shall reasonably object in writing after being timely furnished in advance a copy thereof.

            7. Indemnification and Contribution.

            (a) The Company agrees to indemnify and hold harmless each Underwriter and each person, if any, who controls such Underwriter within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred by any Underwriter or any such controlling person in connection with investigating or defending any such action or claim) caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any amendment thereof, any preliminary prospectus or the Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto), or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages or

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liabilities are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information relating to any Underwriter furnished to the Company in writing by such Underwriter through the Managers expressly for use therein; provided, however, that the indemnity agreement contained in this paragraph (a) with respect to a preliminary prospectus or amended preliminary prospectus shall not inure to the benefit of any Underwriter (or to the benefit of any person controlling such Underwriter) from whom the person asserting any such losses, claims, damages and liabilities purchased the Offered Securities which are the subject thereof, if the Prospectus corrected any such alleged untrue statement or omission and if such Underwriter failed to send or give a copy of the Prospectus (excluding the documents incorporated by reference therein) to such person in connection with the confirmation of the sale of such Offered Securities to such person and the untrue statement in or omission from such preliminary prospectus was corrected in the Prospectus.

            (b) Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Company, its directors, its officers who sign the Registration Statement and each person, if any, who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the foregoing indemnity from the Company to each Underwriter, but only with reference to information relating to such Underwriter furnished to the Company in writing by such Underwriter through the Managers expressly for use in the Registration Statement, any preliminary prospectus, the Prospectus or any amendments or supplements thereto (including any omission or alleged omission to include with such information a material fact required to be stated therein or necessary to make the statements therein not misleading).

            (c) In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to either paragraph (a) or (b) above, such person (the "indemnified party") shall promptly notify the person against whom such indemnity may be sought (the "indemnifying party") in writing and the indemnifying party, upon request of the indemnified party, shall retain counsel reasonably satisfactory to the indemnified party to represent the indemnified party and shall pay the fees and disbursements of such counsel related to such proceeding; provided, however, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have to an indemnified party otherwise than under this Section 7. In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel, or (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the indemnifying party shall not, in respect of the legal expenses of any indemnified party in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all such indemnified parties and that all such fees and expenses shall be reimbursed as they are incurred. Such firm shall be designated in writing by the

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Managers, in the case of parties indemnified pursuant to paragraph (a) above, and by the Company, in the case of parties indemnified pursuant to paragraph (b) above. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

            (d) To the extent the indemnification provided for in paragraph (a) or (b) of this Section 7 is unavailable to an indemnified party or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each indemnifying party under such paragraph, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Company, on the one hand, and the Underwriters, on the other hand, from the offering of the Offered Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company, on the one hand, and of the Underwriters, on the other hand, in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company, on the one hand, and the Underwriters, on the other hand, in connection with the offering of the Offered Securities shall be deemed to be in the same respective proportions as the net proceeds from the offering of such Offered Securities (before deducting expenses) received by the Company and the total underwriting discounts and commissions received by the Underwriters bear to the aggregate public offering price of the Offered Securities, in each case as set forth in the table on the cover of the Prospectus Supplement. The relative fault of the Company, on the one hand, and of the Underwriters, on the other hand, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Underwriters' respective obligations to contribute pursuant to this Section 7 are several in proportion to the respective principal amounts of Offered Securities they have purchased hereunder, and not joint.

            (e) The Company and the Underwriters agree that it would not be just or equitable if contribution pursuant to this Section 7 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to

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in paragraph (d) above. The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 7, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Offered Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages that such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

            The remedies provided for in this Section 7 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

            8. Termination. This Agreement shall be subject to termination, by notice given by the Managers to the Company, if (a) after the execution and delivery of the Underwriting Agreement and prior to the Closing Date (i) trading generally shall have been suspended or materially limited on or by, as the case may be, any of the New York Stock Exchange, the American Stock Exchange or the National Association of Securities Dealers, Inc., (ii) trading of any securities of the Company shall have been suspended on any exchange or in any over-the-counter market, (iii) a general moratorium on commercial banking activities in New York shall have been declared by either federal or New York State authorities or (iv) there shall have occurred any outbreak or escalation of hostilities or any change in financial markets or any calamity or crisis that is material and adverse and (b) in the case of any of the events specified in clauses (a)(i) through (iv), such event, individually or together with any other such event, makes it, in the judgment of the Managers, impracticable to market the Offered Securities on the terms and in the manner contemplated in the Prospectus.

            9. Defaulting Underwriters. If, on the Closing Date, any one or more of the Underwriters shall fail or refuse to purchase Underwriters' Securities that it has or they have agreed to purchase hereunder on such date, and the aggregate amount of the Underwriters' Securities which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase is not more than one-tenth of the aggregate amount of the Underwriters' Securities to be purchased on such date, the other Underwriters shall be obligated severally in the proportions that the amount of Underwriters' Securities set forth opposite their respective names in the Underwriting Agreement bears to the aggregate amount of Underwriters' Securities set forth opposite the names of all such non-defaulting Underwriters, or in such other proportions as the Managers may specify, to purchase the Underwriters' Securities which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase on such date; provided, however, that in no event shall the amount of Underwriters' Securities that any Underwriter has agreed to purchase pursuant to this Agreement be increased pursuant to this Section 9 by an amount in excess of one-ninth of such amount of Underwriters' Securities without the written consent of such Underwriter. If, on the Closing Date, any Underwriter or Underwriters shall fail

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or refuse to purchase Underwriters' Securities and the aggregate amount of Underwriters' Securities with respect to which such default occurs is more than one-tenth of the aggregate amount of Underwriters' Securities to be purchased on such date, and arrangements satisfactory to the Managers and the Company for the purchase of such Underwriters' Securities are not made within 36 hours after such default, this Agreement shall terminate without liability on the part of any non-defaulting Underwriter or the Company. In any such case that does not result in termination of this Agreement, either the Managers or the Company shall have the right to postpone the Closing Date, but in no event for longer than seven days, in order that the required changes, if any, in the Registration Statement and in the Prospectus or in any other documents or arrangements may be effected. Any action taken under this paragraph shall not relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

            If this Agreement shall be terminated by the Underwriters, or any of them, because of any failure or refusal on the part of the Company to comply with the terms or to fulfill any of the conditions of this Agreement, or if for any reason the Company shall be unable to perform its obligations under this Agreement, the Company will reimburse the Underwriters or such Underwriters as have so terminated this Agreement with respect to themselves, severally, for all out-of-pocket expenses (including the fees and disbursements of their counsel) reasonably incurred by such Underwriters in connection with this Agreement or the offering of the Offered Securities.

            10. Representations and Indemnities to Survive. The respective indemnity and contribution agreements and the representations, warranties and other statements of the Company, its officers and the Underwriters set forth in this Agreement will remain in full force and effect, regardless of any termination of this Agreement, any investigation made by or on behalf of any Underwriter or the Company or any of the officers, directors or controlling persons referred to in Section 7 and delivery of and payment for the Offered Securities.

            11. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers, directors and controlling persons referred to in Section 7, and no other person will have any right or obligation hereunder.

            12. Counterparts. The Underwriting Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

            13. Applicable Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York.

            14. Headings. The headings of the sections of this Agreement have been inserted for convenience of reference only and shall not be deemed a part of this Agreement.

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Schedule I

DELAYED DELIVERY CONTRACT

_____________, 20__

Dear Sirs:

            The undersigned hereby agrees to purchase from ITLA CAPITAL CORPORATION, a Delaware corporation (the "Company"), and the Company agrees to sell to the undersigned the Company's securities described in Schedule A annexed hereto (the "Securities"), offered by the Company's Prospectus dated _______________, 20__ and Prospectus Supplement dated _____________, 20__, the receipt of copies of which are hereby acknowledged by the undersigned, at a purchase price stated in Schedule A and on the further terms and conditions set forth in this Agreement. The undersigned does not contemplate selling Securities prior to making payment therefor. The undersigned will purchase from the Company Securities in the principal amount and numbers on the delivery dates set forth in Schedule A. Each such date on which Securities are to be purchased hereunder is hereinafter referred to as a "Delivery Date."

            Payment for the Securities which the undersigned has agreed to purchase on each Delivery Date shall be made by wire transfer to the Company in same-day funds on the Delivery Date, upon delivery to the undersigned of the Securities to be purchased by the undersigned on the Delivery Date, in such denominations and registered in such names as the undersigned may designate by written or telegraphic communication addressed to the Company not less than five full business days prior to the Delivery Date.

            The obligation of the undersigned to take delivery of and make payment for the Securities on the Delivery Date shall be subject to the conditions that (1) the purchase of Securities to be made by the undersigned shall not at the time of delivery be prohibited under the laws of the jurisdiction to which the undersigned is subject and (2) the Company shall have sold, and delivery shall have taken place to the underwriters named in the Prospectus Supplement referred to above (the "Underwriters") of, such part of the Securities as is to be sold to them. Promptly after completion of sale and delivery to the Underwriters, the Company will mail or deliver to the undersigned at its address set forth below notice to such effect, accompanied by a copy of the opinion of counsel for the Company delivered to the Underwriters in connection therewith.

            Failure to take delivery of and make payment for the Securities by any purchaser under any other Delayed Delivery Contract shall not relieve the undersigned of its obligations under this Agreement.

            This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors, but will not be assignable by either party hereto without the written consent of the other.

            If this Agreement is acceptable to the Company, it is requested that the Company sign the form of acceptance below and mail or deliver one of the counterparts hereof to the undersigned at

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its address set forth below. This will become a binding agreement, as of the date first above-written, between the Company and the undersigned when such counterpart is so mailed or delivered.

            This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York.

Yours very truly, ____________________________________ (Purchaser) By:__________________________________ _____________________________________ (Title)

_____________________________________

_____________________________________
(Address)

Accepted:

ITLA CAPITAL CORPORATION

By: _____________________________

Print Name: _____________________

Title: __________________________

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PURCHASER --- PLEASE COMPLETE AT TIME OF SIGNING

            The name, telephone and department of the representative of the Purchaser with whom details of delivery on the Delivery Date may be discussed is as follows: (Please print.)

Name _______________	Telephone Number _______________	Department _______________

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SCHEDULE A

Securities:

Principal Amounts or Numbers to be Purchased:

Purchase Price:

Delivery Dates: